SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST
EVENT REPORTED): FEBRUARY 23, 2005

VERTIS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	333-97721	13-3768322
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 WEST PRATT STREET BALTIMORE, MARYLAND		21201
(Address of Principal Executive Offices)		(Zip Code)

(410) 528-9800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                                       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01                                       REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition” and Item 7.01 of Form 8-K, “Regulation FD Disclosure”.

On February 23, 2005, Vertis, Inc. ("Vertis" or the "Company") announced its results of operations for the three and twelve months ended December 31, 2004.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.  Vertis does not intend for this exhibit to be incorporated by reference into future filings under the Securities and Exchange Act of 1934.

In addition, during the conference call held on February 24, 2005 to discuss the Company's results of operations, Dean D. Durbin, President and Chief Financial Officer stated, "Some of the market conditions we experienced in the fourth quarter of 2004 will linger into 2005.  That said, I am confident we have a winning propositon that will enable us to build value and grow the business in 2005."  The Company declined to disclose any specific guidance with regards to 2005, but did announce a reduction in force in its European segment of approximately 61 employees in the first quarter of 2005.

EBITDA is included in this press release as it is the primary performance measure we use to evaluate our business segments.  EBITDA represents the sum of net income (loss), net interest expense, income taxes, depreciation and amortization of intangible assets.  We present EBITDA in the press release to provide additional information regarding our ability to meet our future debt service, capital expenditures and working capital requirements and because it is the measure by which we gauge the profitability of our segments.  EBITDA is not a measure of financial performance in accordance with accounting principles generally accepted in the United States of America.  You should not consider it as an alternative to net income as a measure of operating performance or to cash flows from operating activities as a measure of liquidity.  Our calculation of EBITDA may be different than the calculation used by other companies and therefore comparability may be limited.  EBITDA as used by our management is reconciled to the net income (loss) in the press release.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1                           Press Release, dated February 23, 2005, issued by Vertis, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTIS, INC.

By:	/s/ DEAN D. DURBIN
Name: Dean D. Durbin
Title: President and Chief Financial Officer

Date:  February 24, 2005

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated February 23, 2005, issued by Vertis, Inc.